Exhibit 10.7

AMENDMENT NO. 3 TO NOTE AND WARRANT PURCHASE AGREEMENT

This Amendment No. 3 to Note and Warrant Purchase Agreement dated as of September 30, 2008 is entered into with reference to the Note and Warrant Purchase Agreement dated as of August 4, 2008 (as amended to date, the “Purchase Agreement”), among PROGRESSIVE GAMING INTERNATIONAL CORPORATION, a Nevada corporation (the “Issuer”), each subsidiary of the Issuer that is a “Guarantor” thereunder (the “Guarantors”), and INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation, as Agent and sole initial Purchaser. Capitalized terms used herein are used with the meanings set forth for those terms in the Purchase Agreement.

The parties hereto hereby agree with reference to the following facts:

A. Pursuant to Amendment No. 1 to Note and Warrant Purchase Agreement dated as of August 14, 2008 (“Amendment No. 1”), Amendment No. 2 to Note and Warrant Purchase Agreement dated as of August 29, 2008 (“Amendment No. 2”), and the Waiver Letter dated as of September 12, 2008 (“Waiver”), by and among the Issuer, the Guarantors party thereto, Agent and the sole initial Purchaser, the parties thereto made certain arrangements for, among other things, the execution and delivery by the Issuer’s foreign subsidiaries of security documents under the laws of their respective jurisdictions of formation and the delivery of Landlord Waivers and Collateral Access Agreements.

B. The parties hereto wish to extend the date by which the conditions set forth in Sections 1(b), 2 and 4 of Amendment No. 1 (as amended by Amendment No. 2 and Waiver) must be satisfied.

NOW, THEREFORE, the parties hereby agree as follows:

1. Amendment to Sections 1(b) and 2 of Amendment No. 1 (as amended by Amendment No. 2). Sections 1(b) and 2 of Amendment No. 1 (as amended by Amendment No. 2) are hereby amended to replace the reference to “September 30, 2008” therein, with a reference to “October 15, 2008” in lieu thereof.

2. Amendment to Section 4 of Amendment No. 1 (as amended by Amendment No. 2 and Waiver). Section 4 of Amendment No. 1 (as amended by Amendment No. 2 and Waiver) is hereby amended and restated in its entirety to read as follows:

The Agent waives, as of the Closing Date, all requirements for the delivery of Landlord Waivers and Collateral Access Agreements by the Issuer and its Subsidiaries, provided that the Issuer shall diligently pursue the execution thereof in a form acceptable to the Agent and shall in any event provide the same prior to October 15, 2008.

3. Events of Default. The failure of Issuer or its Subsidiaries to timely comply with the covenants set forth herein and in Amendment No. 1, Amendment No. 2 and the Waiver shall constitute an Event of Default under the Purchase Agreement.

4. Purchase Documents Confirmed. Except as expressly modified hereby, the terms of the Purchase Documents (including Amendment No. 1, Amendment No. 2 and the Waiver) are hereby confirmed.

5. Expenses. Issuer confirms its obligation to pay the expenses of the Agent in connection with the matters set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ISSUER:

PROGRESSIVE GAMING INTERNATIONAL CORPORATION, a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Executive Vice President, Chief Executive Officer and Treasurer

GUARANTORS:

PGIC NV, a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

MGC, INC., a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

PROGRESSIVE GAMES, INC., a Delaware corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

GAMES OF NEVADA, INC., a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

VIKING MERGER SUBSIDIARY, LLC, a Delaware limited liability company

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

PRIMELINE GAMING TECHNOLOGIES, INC., a California corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

MIKOHN INTERNATIONAL, INC., a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

MIKOHN HOLDINGS, INC., a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

ENDX, INC. (USA), a Nevada corporation

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

PGI (MACAO) LIMITED, a Macau limited liability company

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Authorized Agent

PGIC HOLDINGS LIMITED, a private limited company organized under the laws of England and Wales

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Director

PROGRESSIVE GAMING INTERNATIONAL (GROUP) LTD., a private limited company organized under the laws of England and Wales

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Director

PROGRESSIVE GAMING INTERNATIONAL (UK) LTD., a private limited company organized under the laws of England and Wales

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Director

PGI (MACAO) LIMITED, a Macau limited liability company

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Authorized Agent

Progressive Gaming International (Australasia) Pty Ltd ACN 061 944 161 in accordance with section 127 of the Corporations Act 2001:

/s/ HEATHER A. ROLLO	/s/ NEIL CROSSAN
Director	Director

HEATHER A. ROLLO	NEIL CROSSAN
Name of Director	Name of Director
(BLOCK LETTERS)	(BLOCK LETTERS)

AGENT AND PURCHASER:

INTERNATIONAL GAME TECHNOLOGY

By:	/s/ DANIEL R. SICILIANO
Name:	Daniel R. Siciliano
Title:	CAO and Treasurer